SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  March 9, 2001




                              SKIBO FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        United States                  0-25009               25-1820465
----------------------------         ------------           ------------
(State or other jurisdiction          (File No.)            (IRS Employer
     of incorporation)                                   Identification Number)


242 East Main Street, Carnegie, Pennsylvania           15106
--------------------------------------------         ----------
(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code: (412) 276-2424
                                                    --------------


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                              SKIBO FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 7.   Financial Statements, Pro Forma Financial
                  Information and Exhibits
                  ---------------------------------

         (c)      Exhibits.

                  99      Press Release dated March 9, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                            SKIBO FINANCIAL CORP.



Date: March 9, 2001                 By:     /s/Walter G. Kelly
                                            -----------------------------------
                                            Walter G. Kelly
                                            President